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                                                                  Exhibit 10.25

                    AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This Amendment is made and entered into by and between BHPC Marketing, Inc. ("LICENSOR") and I.C. Isaacs Europe S.L. ("LICENSEE") and is dated as of July 29, 1997. This Amendment amends and modifies that certain Exclusive License Agreement between LICENSOR and LICENSEE, dated August 15, 1996 (the "Agreement").


                                      (I)

The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Agreement. To the extent that the provisions of this Amendment are inconsistent with the terms and conditions of the Agreement, the terms set forth herein shall control.


                                      (II)

1. The following product category is hereby added to the License Agreement for wholesale sales and retail stores (Europe) and is effective August 1, 1997 for distribution January 1, 1998.

          "Men's dress shirts with neck sizes and sleeve lengths to include fabrics of 100% cotton and cotton and synthetic mixtures."


                                      (III)

LICENSOR AND LICENSEE acknowledge and agree that the Agreement, as amended by this Amendment, remains in full force and effect and represents the entire agreement of the parties with respect to the matters contained herein.

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IN WITNESS WHEREOF, the parties hereto agree that this Amendment shall take effect as of the date and year first written above.

LICENSOR:                              LICENSEE:

BHPC MARKETING, INC.                   I.C. ISAACS & CO., L.P.


BY: /s/ Roger Tomlinson                BY: /s/ Robert Arnot
   ----------------------------           ----------------------------
    Roger Tomlinson                        Robert Arnot
    Director of Marketing                  Chairman of the Board

DATE: 7/29/97                          DATE: 8/7/97
     ----------------------                 ----------------------


                                       BY:  /s/ Gerald W. Lear
                                          ----------------------------
                                           Gerald Lear
                                           President, C.E.O.

                                       DATE:   8/7/97
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